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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) ___March 21, 2005



                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           New Jersey                    0-20943                11-2880025
-------------------------------   ------------------------  --------------------
  (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
        of Incorporation)                                    Identification No.)


499 Thornall Street
Edison, New Jersey                                                 08837
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (732) 590-1600
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              (Registrant's telephone number, including area code)

 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01.  Entry in to an Amendment to a Material Agreement.

On March 21, 2005 Intelligroup, Inc. (the "Company") and SB Asia Infrastructure Fund, L.P. and Venture Tech Assets, Ltd. (together, the "Purchasers") entered into an amendment dated March 9, 2005 ("Amendment") to the common stock purchase agreement dated September 29, 2004 (the "Purchase Agreement").

The Amendment eliminates certain requirements related to the registration of the shares of the Company's common stock issued to the Purchasers pursuant to the Purchase Agreement. Specifically, it eliminates the liquidated damages provisions contained in Section 6.1(d) of the Purchase Agreement. The Amendment also eliminates the April 15, 2005 deadline for filing the registration statement as well as the requirement that the registration statement be declared effective within two hundred seventy (270) days of the common stock issuance. The Company is still required to file a registration statement related to the resale of the shares of common stock issued to the Purchasers as promptly as reasonably practicable, and use best efforts to cause the registration statement to be declared effective as promptly as practical.

The Amendment also eliminates the Company's covenant to timely file periodic reports as required by the Securities Exchange Act of 1934 contained in Section
4.2 of the Purchase Agreement.

The Amendment is attached to this report as Exhibit 10.1.

Ravi Adusumalli and Andrew Yan of SB Asia Infrastructure Fund, L.P. and Sandeep Reddy of Venture Tech Assets Ltd. are members of the Company's Board of Directors ("Board").

ITEM 2.02.  Results of Operations and Financial Condition.

On March 25, 2005, the Company reported selected, unaudited estimated financial results for the quarters ended June 30, and September 30, 2004. The full text of the press release reporting these results is attached as Exhibit 99.1.

The information in this Item 2.02 and the Exhibit attached hereto is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

ITEM 7.01. Regulation FD Disclosure

On March 25, 2005 the Company issued a press release announcing, among other things, selected, unaudited estimated financial results for the quarters ended June 30, and September 30, 2004. The press release is attached hereto as Exhibit
99.1 and incorporated by reference into this Item 7.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

ITEM 9.01.  Financial Statements and Exhibits.


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(c) Exhibits.

         Exhibit 10.1 - Amendment to the Purchase Agreement dated September 29, 2004 ("Purchase Agreement") entered into on March 19, 2005 by Intelligroup, Inc., SB Asia Infrastructure Fund L.P. and Venture Tech Assets, Ltd.

         Exhibit 99.1 - Press Release dated March 25, 2005.



                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           INTELLIGROUP, INC.

                                           By: /s/ Christian Misvaer
                                           -------------------------
                                           Name: Christian Misvaer
                                           Title: General Counsel and Secretary


Date: March 25, 2005


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